UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Principal Officers.

Effective September 25, 2006, Jim Musbach was appointed as the President and Chief Operating Officer of The Coast Distribution System, Inc. In that position he will report to the Company’s Chairman and Chief Executive Officer, Thomas R. McGuire. Mr. Musbach was appointed by, and serves at the pleasure of, the Company’s Board of Directors.

Mr. Musbach, who is 56, was employed as Executive Vice President of Raytek Corporation, a manufacturer of infrared non-contact temperature measurement tools, sensors and systems, from 1995 until 2004. While at Raytek, Mr. Musbach also served as General Manager of Raytek’s Portable Products Division and, in that capacity, directed that Division’s global operations. From 1994 until he joined Raytek in 1995, Mr. Musbach served as President of The Coast Distribution System, during which period he focused primarily on the expansion of the Company’s product line and on the Company’s marketing strategy and programs.

Mr. Musbach’s appointment was announced in a press release, a copy of which is attached as Exhibit 99.1 this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

The press release announcing Mr. Musbach’s appointment also included comments by Thomas R. McGuire regarding conditions in the Company’s markets that are expected to depress sales in the third and fourth quarters of the current year, including (i) continued sluggishness in sales of aftermarket parts and accessories for RVs and boats, due primarily to high fuel prices over the summer, which adversely affected the usage and purchases of RVs and boats and, therefore, the purchases by consumers of the aftermarket products we sell, and (ii) a slower than expected ramp up of production of new models of Kipor generators, sales of which, however, are still expected to substantially offset the effects of the difficult conditions in the RV and marine products aftermarkets on the Company’s sales during the balance of 2006. The press release attached hereto as Exhibit 99.1 is incorporated into this Item 7.01 by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information in and the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that press release shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release issued September 27, 2006 announcing appointment of Jim Musbach as President and Chief Operating Officer of The Coast Distribution System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: September 29, 2006	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President & Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release issued September 27, 2006 announcing appointment of Jim Musbach as President and Chief Operating Officer of The Coast Distribution System, Inc.

E-1